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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                               October 30, 1996
                      ---------------------------------
                                Date of Report
                      (Date of Earliest Event Reported)



                    Berthel Fisher & Company Leasing, Inc.
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            (Exact name of Registrant as specified in its charter)



                                  33-98346C
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                           (Commission File Number)




            IOWA                                               42-1312639
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(State or other jurisdiction                                  (IRS Employer
      if Corporation)                                    Identification Number)


         100 Second Street, SE, Cedar Rapids, Iowa                52401
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          (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:        (319)  365 - 2506
                                                           ------------------

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Item 5. Other Events.


On October 25, 1996, Mr. David R. Harvey resigned as President and Director of Berthel Fisher & Company Leasing, Inc. (the "Company"). Mr. Brooks Sherman resigned as Chief Financial Officer and Director of the Company. On October 25, 1996, Berthel Fisher & Company, Inc., the sole holder of the outstanding voting stock of the Company, elected Mr. Von Elbert as a Director of the Company. On the same date, the Board of Directors of the Company appointed the following individuals as Executive Officers of the Company, as indicated: (i) Mr. Thomas J. Berthel, President and (ii) Mr. Ronald O. Brendengen, Chief Financial Officer. Mr. Brooks Sherman was appointed to serve as Controller for the interim period ending November 8, 1996.

On October 8, 1996, the Board of Directors of the Company authorized the sale of up to $1.5 million in current value worth of leases owned by the Company. The amount of leases constitutes approximately 7.5% of the assets of the Company.

On October 25, 1996, the Board of Directors of the Company resolved to significantly downsize the staff of the Company in order to reduce employment costs. As a part of the reduction in workforce, the Board of Directors directed the President to implement measures to effect cost savings in operations and to consolidate job descriptions.

On October 17, 1995, the company filed with the Securities Exchange Commission a registration statement (the "registration statement") on Form SB-2 seeking registration of $5,000,000 in Series A Subordinated 5 Year Notes with Detachable Warrants to Purchase 55,000 Shares of Common Stock ("Series A Notes"), and $5,000,000 in Series B Subordinated 8 Year Notes with Detachable Warrants to Purchase 55,000 Shares of common Stock ("Series B Notes") (together the Series A Notes and the Series B Notes are referred to herein as the "Notes"). The registration statement was declared effective by the Securities Exchange Commission on June 11, 1996. Sales of the Notes (the "Offering") commenced on that date. The Company has suspended sales of the Notes.

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                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 30, 1996         BERTHEL FISHER & COMPANY LEASING, INC.



                                 By: /s/ Thomas J. Berthel
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                                     THOMAS J. BERTHEL, Chief Executive Officer